Exhibit 31.2
Cerrtification of Chief Financial Officer

    CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, McClellan Harris III, Chief Financial Officer, certify that:

1) I have reviewed the annual report on Form 10-K for the year ended December 31, 2003 (the "report") of American States Water Company and of Southern California Water Company (both referred to as "the Registrant");

2) Based on my knowledge, the report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the report;

3) Based on my knowledge, the financial statements, and other financial information included in the report, fairly present in all material respects the financial condition, results of operations and cash flows of the Registrant as of, and for, the periods presented in the report;

4) The Registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Registrant and have:

         a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which the report was being prepared;

         b) evaluated the effectiveness of the Registrant's disclosure controls and procedures and presented in the report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by the report based on such evaluation; and

         c) disclosed in the report any change in the Registrant's internal control over financial reporting that occurred during the Registrant's most fourth fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

5) The Registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Registrant's auditors and the audit committee of Registrant's board of directors (or persons performing the equivalent function):

         a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Registrant's ability to record, process, summarize and report financial information; and

         b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant's internal controls over financial reporting.

Dated: April 27, 2004             By:     /s/ McCLELLAN HARRIS III
                                          -------------------------------------
                                          McClellan Harris III
                                          Chief Financial Officer, Senior
                                          Vice President-Finance, and
                                          Corporate Secretary